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                                                                    Exhibit 24.1

                              ROBBINS & MYERS, INC.

                            LIMITED POWER OF ATTORNEY

            WHEREAS, Robbins & Myers, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 2004:

            NOW, THEREFORE, each of the undersigned in his capacity as a director of the Company hereby appoints Peter C. Wallace his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 2004, (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the act of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this instrument this 4th day of November, 2004.

                                                /s/ Thomas P. Loftis
                                                --------------------------------
                                                Thomas P. Loftis

                                                /s/ Daniel W. Duval
                                                --------------------------------
                                                Daniel W. Duval

                                                /s/ David T. Gibbons
                                                --------------------------------
                                                David T. Gibbons

                                                /s/ Robert J. Kegerreis
                                                --------------------------------
                                                Robert J. Kegerreis

                                                /s/ William D. Manning
                                                --------------------------------
                                                William D. Manning

                                                /s/ Dale L. Medford
                                                --------------------------------
                                                Dale L. Medford

                                                /s/ Jerome F. Tatar
                                                --------------------------------
                                                Jerome F. Tatar

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